Sales Of Receivables	12 Months Ended
Dec. 31, 2020
Receivables [Abstract]
Sales Of Receivables
NOTE 18. SALES OF RECEIVABLES

We have agreements with various third-party financial institutions pertaining to the sales of certain types of our accounts receivable. The most significant of these programs are discussed in detail below and generally consist of (1) receivables arising from equipment installment plans, which are sold for cash and a deferred purchase price, and (2) revolving service and trade receivables. Under these programs, we transfer receivables to purchasers in exchange for cash and additional consideration upon settlement of the receivables, where applicable. Under the terms of our agreements for these programs, we continue to bill and collect the payments from our customers on behalf of the financial institutions.
The sales of receivables did not have a material impact on our consolidated statements of income or to “Total Assets” reported on our consolidated balance sheets. We reflect cash receipts on sold receivables as cash flows from operations in our consolidated statements of cash flows. Cash receipts on the deferred purchase price are classified as cash flows from investing activities.

Our equipment installment and revolving receivables programs are discussed in detail below. The following table sets forth a summary of the receivables and accounts being serviced at December 31:

	2020		2019
	Equipment Installment	Revolving	Equipment Installment	Revolving
Gross receivables:	$5,565	$3,909	$4,576	$3,324
Balance sheet classification
Accounts receivable
Notes receivable	2,716	—	2,467	—
Trade receivables	554	3,715	477	2,809
Other Assets
Noncurrent notes and trade receivables	2,295	194	1,632	515

Outstanding portfolio of receivables derecognized from our consolidated balance sheets	7,827	5,300	9,713	4,300
Cash proceeds received, net of remittances[1]	5,646	5,300	7,211	4,300
[1]Represents amounts to which financial institutions remain entitled, excluding the deferred purchase price.

Equipment Installment Receivables Program

We offer our customers the option to purchase certain wireless devices in installments over a specified period of time and, in many cases, once certain conditions are met, they may be eligible to trade in the original equipment for a new device and have the remaining unpaid balance paid or settled.

We maintain a program under which we transfer a portion of these receivables through our bankruptcy-remote subsidiary in exchange for cash and additional consideration upon settlement of the receivables, referred to as the deferred purchase price. In the event a customer trades in a device prior to the end of the installment contract period, we agree to make a payment to the financial institutions equal to any outstanding remaining installment receivable balance. Accordingly, we record a guarantee obligation for this estimated amount at the time the receivables are transferred.

The following table sets forth a summary of equipment installment receivables sold under this program:

	2020	2019	2018
Gross receivables sold	$7,270	$9,921	$9,391
Net receivables sold[1]	7,026	9,483	8,871
Cash proceeds received	6,089	8,189	7,488
Deferred purchase price recorded	1,021	1,451	1,578
Guarantee obligation recorded	157	341	361
[1]Receivables net of allowance, imputed interest and equipment trade-in right guarantees.

The deferred purchase price and guarantee obligation are initially recorded at estimated fair value and subsequently adjusted for changes in present value of expected cash flows. The estimation of their fair values is based on remaining installment payments expected to be collected and the expected timing and value of device trade-ins. The estimated value of the device trade-ins considers prices offered to us by independent third parties that contemplate changes in value after the launch of a device model. The fair value measurements used for the deferred purchase price and the guarantee obligation are considered Level 3 under the Fair Value Measurement and Disclosure framework (see Note 13).

The following table presents the previously transferred equipment installment receivables, which we repurchased in exchange for the associated deferred purchase price:

	2020	2019	2018
Fair value of repurchased receivables	$1,271	$1,418	$1,480
Carrying value of deferred purchase price	1,235	1,350	1,393
Gain on repurchases[1]	$36	$68	$87
[1]These gains are included in “Selling, general and administrative” in the consolidated statements of income.

At December 31, 2020 and December 31, 2019, our deferred purchase price receivable was $1,991 and $2,336, respectively, of which $1,476 and $1,569 are included in “Other current assets” on our consolidated balance sheets, with the remainder in “Other Assets.” The guarantee obligation at December 31, 2020 and December 31, 2019 was $228 and $384, respectively, of which $161 and $148 are included in “Accounts payable and accrued liabilities” on our consolidated balance sheets, with the remainder in “Other noncurrent liabilities.” Our maximum exposure to loss as a result of selling these equipment installment receivables is limited to the total amount of our deferred purchase price and guarantee obligation.

Revolving Receivables Program

In 2019, we entered into a one-year revolving agreement to transfer up to $4,300 of certain receivables through our bankruptcy-remote subsidiaries to various financial institutions on a recurring basis in exchange for cash equal to the gross receivables transferred. In 2020, we expanded the program limit to $5,300 and we extended the agreement by one year. As customers pay their balances, we transfer additional receivables into the program, resulting in our gross receivables sold exceeding net cash flow impacts (e.g., collect and reinvest). The transferred receivables are fully guaranteed by our bankruptcy-remote subsidiaries, which hold additional receivables in the amount of $3,909 that are pledged as collateral under this agreement. The transfers are recorded at fair value of the proceeds received and obligations assumed less derecognized receivables. The obligation is subsequently adjusted for changes in estimated expected credit losses and interest rates. Our maximum exposure to loss related to these receivables transferred is limited to the amount outstanding.

The fair value measurement used for the obligation is considered Level 3 under the Fair Value Measurement and Disclosure framework (see Note 13).

The following table sets forth a summary of receivables sold:

	2020	2019	2018
Gross receivables sold/cash proceeds received[1]	$15,888	$11,989	$—
Collections reinvested under revolving agreement	14,888	7,689	—
Net cash proceeds received (remitted)	$1,000	$4,300	$—

Net receivables sold[2]	$15,760	$11,604	$—
Obligations recorded (reversed)	271	530	—
[1]Includes initial sale of receivables of $1,000 and $4,300 for 2020 and 2019, respectively.
[2]Receivables net of allowance, return and incentive reserves and imputed interest.